Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The effective tax rates on the Company's pretax loss were expenses of 5% and 29% for the three months ended March 31, 2015 and 2014, respectively.

The effective tax rate for the three months ended March 31, 2015 was lower than the statutory rate primarily because it is not more likely than not, due to the valuation allowances recorded in the U.S. and certain foreign jurisdictions, that the computed year-to-date tax benefit would be realized at the end of the year.

The effective tax rate for the three months ended March 31, 2014 was lower than the statutory rate primarily as a result of recognizing tax expense in jurisdictions with pretax income while being precluded from recognizing deferred tax benefits on pretax losses in the U.S. and certain foreign jurisdictions that are subject to valuation allowances. The negative impact from the valuation allowance was partially offset by state tax benefits and by the Company not having to record tax expense attributable to the noncontrolling interest portion of pre-tax income from pass through entities.

The Company's liability for unrecognized tax benefits was approximately $240 million as of March 31, 2015. The Company anticipates it is reasonably possible that the liability for unrecognized tax benefits may decrease by approximately $123 million within the next twelve months as the result of the possible closure of federal tax audits, potential settlements with certain states and foreign countries and the lapse of the statute of limitations in various state and foreign jurisdictions.

Income Taxes

	Year ended December 31,
(in millions)	2014	2013	2012
Components of pretax (loss) income:
Domestic	$(378)	$(778)	$(875)
Foreign	195	173	124
	$(183)	$(605)	$(751)
Provision (benefit) for income taxes:
Federal	$17	$21	$(301)
State and local	21	20	66
Foreign	44	46	11
Income tax expense (benefit)	$82	$87	$(224)

Effective income tax rate	(45)%	(14)%	30%

The Company’s effective tax rates differ from statutory rates as follows:

	Year ended December 31,
	2014	2013	2012
Federal statutory rate	35%	35%	35%
State income taxes, net of federal income tax benefit	(1)	2	1
Nontaxable income from noncontrolling interests	37	10	8
Impact of foreign operations (a) (b)	(9)	(1)	1
Tax effects of foreign exchange gains/losses	(6)	1	—
Valuation allowances (b)	(103)	(54)	(20)
Liability for unrecognized tax benefits (b)	12	(1)	4
Prior year adjustments (b)	(7)	(6)	2
Nondeductible bad debts	(3)	—	—
Other	—	—	(1)
Effective tax rate	(45)%	(14)%	30%

(a)
The impact of foreign operations includes the effects of earnings and profits adjustments, foreign losses, and differences between foreign tax expense and foreign taxes eligible for the U.S. foreign tax credit.

(b)
The 2014, 2013, and 2012 effective tax rates were negatively impacted by a total of approximately 5%, 11%, and 9%, respectively, as a result of the current year cumulative correction of immaterial prior year errors.

The Company’s income tax provisions (benefits) consisted of the following components:

	Year ended December 31,
(in millions)	2014	2013	2012
Current:
Federal	$—	$(1)	$(60)
State and local	39	23	16
Foreign	61	52	39
	100	74	(5)
Deferred:
Federal	17	22	(242)
State and local	(18)	(3)	50
Foreign	(17)	(6)	(27)
	(18)	13	(219)
	$82	$87	$(224)

Income tax payments, net of refunds received, of $96 million in 2014 were less than current expense primarily as a result of payments expected in 2015 related to 2014 tax liabilities. Income tax payments, net of refunds received, of $93 million in 2013 were greater than current expenses primarily as a result of cash payments relating to prior years and expected refunds of cash taxes paid. Income tax payments, net of refunds received, of $70 million in 2012 were greater than current expense primarily as a result of a decrease in the liability for unrecognized tax benefits.

Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the book and tax bases of the Company’s assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Deferred tax assets are included in both “Other current assets” and “Other long-term assets” in the Company’s consolidated balance sheets. Deferred tax liabilities are included in both "Other current liabilities" and "Long-term deferred tax liabilities" in the Company’s consolidated balance sheets. The following table outlines the principal components of deferred tax items:

	As of December 31,
(in millions)	2014	2013
Deferred tax assets related to:
Reserves and other accrued expenses	$221	$315
Pension obligations	—	13
Employee related liabilities	84	100
Deferred revenues	30	33
Net operating losses and tax credit carryforwards	2,160	2,003
U.S. foreign tax credits on undistributed earnings	280	274
Foreign exchange (gain)/loss	52	69
Total deferred tax assets	2,827	2,807
Valuation allowance	(1,649)	(1,455)
Realizable deferred tax assets	1,178	1,352
Deferred tax liabilities related to:
Property, equipment, and intangibles	(1,082)	(1,233)
Pension obligations	(2)	—
Investment in affiliates and other	(331)	(426)
Unrealized securities and hedging (gain)/loss	(1)	(1)
U.S. tax on foreign undistributed earnings	(185)	(140)
Total deferred tax liabilities	(1,601)	(1,800)
Net deferred tax liabilities	$(423)	$(448)

The Company’s deferred tax assets and liabilities were included in the consolidated balance sheets as follows:

	As of December 31,
(in millions)	2014	2013
Current deferred tax assets	$86	$103
Current deferred tax liabilities	(6)	(1)
Long-term deferred tax assets	18	3
Long-term deferred tax liabilities	(521)	(553)
Net deferred tax liabilities	$(423)	$(448)

As of December 31, 2014 and 2013, the Company had recorded valuation allowances of $1.6 billion and $1.5 billion, respectively, against its net deferred tax assets. The increase to the valuation allowance of $195 million in 2014 was primarily due to current year federal, state, and foreign net operating losses which may not be utilized within the statute of limitations. Included in the total change to the valuation allowance was a release in a certain foreign jurisdiction due to improved financial performance. In determining the necessary amount of valuation allowance, the Company has considered a tax planning strategy related to its investments in affiliates. Implementation of this strategy would result in the immediate reversal of temporary differences associated with the excess of book basis over tax basis in the investments.

The following table presents the amounts of federal, state, and foreign net operating loss carryforwards and foreign tax credit, general business credit, and minimum tax credit carryforwards:

As of December 31,
(in millions)	2014
Federal net operating loss carryforwards (a)	$2,828
State net operating loss carryforwards (a)	4,719
Foreign net operating loss carryforwards (b)	2,763
Foreign tax credit carryforwards (c)	216
General business credit carryforwards (d)	12
Minimum tax credit carryforwards (e)	2

(a)	If not utilized, these carryforwards will expire in years 2015 through 2034.

(b)
Foreign net operating loss carryforwards of $62 million, if not utilized, will expire in years 2015 through 2034. The remaining foreign net operating loss carryforwards of $2.7 billion have an indefinite life.

(c)	If not utilized, these carryforwards will expire in years 2018 through 2024.

(d)	If not utilized, these carryforwards will expire in years 2027 through 2033.

(e)	These carryforwards have an indefinite life.

In addition to the federal net operating loss carryforwards stated above, as a result of being a part of the U.S. consolidated tax return filing with FDH, the Company is allocated another $464 million of net operating loss as of December 31, 2014.

The Company intends to indefinitely invest its net equity in its foreign operations, with the exception of any undistributed foreign earnings. Accordingly, as of December 31, 2014, no provision had been made for U.S. federal and state income taxes on the cumulative amount of temporary differences related to investments in foreign subsidiaries, other than those differences related to the undistributed earnings. Upon sale or liquidation of these investments, the Company would potentially be subject to U.S., state, and foreign income taxes and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred tax liability is not practicable because of the complexities associated with its hypothetical calculation.

A reconciliation of the unrecognized tax benefits for the years ended December 31, 2012, 2013, and 2014 is as follows:

(in millions)	Unrecognized Tax Benefits
Balance as of January 1, 2012	$335
Increases for tax positions of prior years	5
Decreases for tax positions of prior years	(58)
Increases for tax positions related to the current period	6
Decreases due to the lapse of the applicable statute of limitations	(2)
Balance as of December 31, 2012	286
Increases for tax positions of prior years	3
Decreases for tax positions of prior years	(3)
Increases for tax positions related to the current period	5
Decreases for cash settlements with taxing authorities	(6)
Decreases due to the lapse of the applicable statute of limitations	(6)
Balance as of December 31, 2013	279
Increases for tax positions of prior years	3
Decreases for tax positions of prior years	(29)
Increases for tax positions related to the current period	1
Decreases for cash settlements with taxing authorities	(13)
Decreases due to the lapse of the applicable statute of limitations	(5)
Balance as of December 31, 2014	$236

Most of the unrecognized tax benefits are included in the “Other long-term liabilities” line of the consolidated balance sheets, net of the federal benefit on state income taxes (approximately $17 million as of December 31, 2014). However, those unrecognized tax benefits that affect the federal consolidated tax years ending December 31, 2008 through December 31, 2014 are included in the “Long-term deferred tax liabilities” line of the consolidated balance sheets, as these items reduce the Company’s net operating loss and credit carryforwards from those periods. The unrecognized tax benefits as of December 31, 2014, 2013, and 2012 included approximately $126 million, $161 million, and $163 million, respectively, of tax positions that, if recognized, would affect the effective tax rate.

During the year ended December 31, 2014, the Company’s liability for unrecognized tax benefits was reduced by $29 million related to the effective resolution of certain federal and state audit issues. The reduction in liabilities was recorded through a decrease to tax expense and an increase to deferred tax liabilities.

During the year ended December 31, 2012, the Company’s liability for unrecognized tax benefits was reduced by $52 million upon closure of the 2003 and 2004 federal tax years and the resolution of certain state audit issues. The reduction in liabilities was recorded through a decrease to tax expense and an increase to deferred tax liabilities.

The Company recognizes interest and penalties related to unrecognized tax benefits in the “Income tax expense (benefit)” line item of the consolidated statements of operations. Cumulative accrued interest and penalties (net of related tax benefits) are not included in the ending balances of unrecognized tax benefits. Cumulative accrued interest and penalties are included in the “Other long-term liabilities” line of the consolidated balance sheets while the related tax benefits are included in the “Long-term deferred tax liabilities” line of the consolidated balance sheets. The following table presents the approximate amounts associated with accrued interest expense and the cumulative accrued interest and penalties:

	Year ended December 31,
(in millions)	2014	2013	2012
Current year accrued interest expense (net of related tax benefits)	$1	$5	$4
Cumulative accrued interest and penalties (net of related tax benefits)	39	45	47

As of December 31, 2014, the Company anticipates it is reasonably possible that its liability for unrecognized tax benefits may decrease by approximately $122 million within the next 12 months as a result of the possible closure of federal tax audits, potential settlements with certain states and foreign countries, and the lapse of the statute of limitations in various state and foreign jurisdictions.

The Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. As of December 31, 2014, the Company was no longer subject to income tax examination by the U.S. federal jurisdiction for years before 2005. State and local examinations are substantially complete through 2006. Foreign jurisdictions generally remain subject to examination by their respective authorities from 2008 forward, none of which are considered major jurisdictions.

Under the Tax Allocation Agreement executed at the time of the spin-off of The Western Union Company (Western Union) on September 29, 2006, Western Union is responsible for and must indemnify the Company against all taxes, interest, and penalties that relate to Western Union for periods prior to the spin-off date. If Western Union were to agree to or be finally determined to owe any amounts for such periods but were to default in its indemnification obligation under the Tax Allocation Agreement, the Company as parent of the tax filing group during such periods generally would be required to pay the amounts to the relevant tax authority, resulting in a potentially material adverse effect on the Company’s financial position and results of operations. As of December 31, 2014, the Company had approximately $116 million of income taxes payable, including approximately $4 million of uncertain income tax liabilities, recorded related to Western Union for periods prior to the spin-off date. The Company has recorded a corresponding account receivable of equal amount from Western Union, which is included as a long-term account receivable in the “Other long-term assets” line of the Company’s consolidated balance sheets, reflecting the indemnification obligation. The uncertain income tax liabilities and corresponding receivable are based on information provided by Western Union regarding its tax contingency reserves for periods prior to the spin-off date. There is no assurance that a Western Union-related issue raised by the IRS or other tax authority will be finally resolved at a cost not in excess of the amount reserved and reflected in the Company’s uncertain income tax liabilities and corresponding receivable from Western Union. The Western Union contingent liability is in addition to the Company’s liability for unrecognized tax benefits discussed above.

The IRS completed its examination of the U.S. federal consolidated income tax returns of the Company for 2005 through 2007 and issued a 30-Day letter in October 2012. The 30-Day letter claims that the Company and its subsidiaries, which included Western Union during some of the years at issue, owe additional taxes with respect to a variety of adjustments. The Company and Western Union agree with several of the adjustments in the 30-Day letter, such adjustments representing tax due of approximately $40 million. This undisputed tax and associated interest due (pretax) of approximately $19 million through December 31, 2014, have been fully reserved. The undisputed tax for which Western Union would be required to indemnify the Company is greater than the total tax due, such that settlement of the undisputed tax would result in a net refund to the Company. As to the adjustments that are disputed, such issues represent total taxes allegedly due of approximately $59 million, of which $40 million relates to the Company and $19 million relates to Western Union. The Company estimates that total interest due (pretax) on the disputed amounts is approximately $20 million through December 31, 2014, of which $11 million relates to the Company and $9 million relates to Western Union. As to the disputed issues, the Company and Western Union are contesting the asserted deficiencies with the Appeals Office of the IRS. The Company believes that it has adequately reserved for the disputed issues in its liability for unrecognized tax benefits described above and that final resolution of those issues will not have a material adverse effect on its financial position or results of operations.